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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):               January 24, 1996
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                      1-7543                       94-1278569
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(State or Other Jurisdiction          (Commission               (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                           85004-2209
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:                 602/207-6900
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Item 5.  Other Events.

    FINOVA Capital Corporation (formerly known as Greyhound Financial Corporation) today announced revenues, net income and selected financial data and ratios for the fourth quarter ended December 31, 1996 (unaudited).

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits:

         Exhibits                               Title
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
            28                Press Release of FINOVA Capital Corporation
                              dated January 24, 1996

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FINOVA CAPITAL CORPORATION
                                  --------------------------
                                         (Registrant)


Dated:  January 25, 1996 By       /s/  Bruno A. Marszowski
                                  ----------------------------------------------
                                  Bruno A. Marszowski, Senior Vice President,
                                  Chief Financial Officer
                                  Principal Financial Officer/Authorized Officer

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